                                                        EXHIBIT 20(c)

                      Toyota Motor Credit Corporation
                    Aggregate Monthly Report Information
                 Toyota Auto Receivables 2002-B Owner Trust
    As of and for the period from April 1, 2002 through March 31, 2003

Principal Distributions
Class A1                                       444,000,000.00
Class A2                                       143,776,682.05
Class A3                                                 0.00
Class A4                                                 0.00
                                             ----------------
     Total                                     587,776,682.05

Interest Distributions
Class A1                                         2,651,472.67
Class A2                                         9,284,138.89
Class A3                                        15,369,417.74
Class A4                                        10,366,253.33
                                             ----------------
     Total                                      37,671,282.63

Distribution Amount Allocable
     To Previously Unpaid Interest
Class A1                                                 0.00
Class A2                                                 0.00
Class A3                                                 0.00
Class A4                                                 0.00
                                             ----------------
     Total                                               0.00

Remaining Unpaid Interest
Class A1                                                 0.00
Class A2                                                 0.00
Class A3                                                 0.00
Class A4                                                 0.00
                                             ----------------
     Total                                               0.00

Outstanding Principal Balance
Class A1                                                 0.00
Class A2                                       243,223,317.95
Class A3                                       457,000,000.00
Class A4                                       264,000,000.00
                                             ----------------
     Total                                     964,223,317.95

                      Toyota Motor Credit Corporation
                    Aggregate Monthly Report Information
                 Toyota Auto Receivables 2002-B Owner Trust
   As of and for the period from April 1, 2002 through March 31, 2003



Principal Shortfalls
Class A1                                                 0.00
Class A2                                                 0.00
Class A3                                                 0.00
Class A4                                                 0.00
                                             ----------------
     Total                                               0.00

Interest Shortfalls
Class A1                                                 0.00
Class A2                                                 0.00
Class A3                                                 0.00
Class A4                                                 0.00
                                             ----------------
     Total                                               0.00

Servicing Fee                                   13,187,534.27

Payments Ahead                                     279,017.14

Servicer Advances                                2,183,821.27


Reserve Fund                                     8,000,009.00
Cumulative Withdrawals from the Reserve Fund             0.00
Amounts Reimbursed to the Reserve Fund                   0.00